Supplement to the
Fidelity® Aggressive Growth Fund
January 29, 2005
Prospectus

The following information replaces the biographical information for Rajiv Kaul found in the "Fund Management" section beginning on page 20.

Steven Calhoun is manager of Aggressive Growth Fund, which he has managed since June 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. Calhoun has worked as a research analyst and manager.

FEG-05-01 July 1, 2005
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